UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: December 3, 2003
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568

Item 7c. Exhibits
99	Anadarko Press Release, dated December 3, 2003 - Anadarko Names James T. Hackett President and CEO.

Item 9. Regulation FD Disclosure

On December 3, 2003, Anadarko Petroleum Corporation's Board of Directors announced that James T. Hackett has been named President and Chief Executive Officer effective immediately. This information is contained in the press release included in this report as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION
(Registrant)

December 3, 2003	By:	/s/ Diane L. Dickey
Diane L. Dickey - Vice President and Controller